UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 10, 2007
                                                 -------------------------------

                     GS Mortgage Securities Trust 2007-GG10
                     --------------------------------------
                         (Exact name of issuing entity)

                      GS Mortgage Securities Corporation II
                      -------------------------------------
            (Exact name of the depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
                         ------------------------------
                   Greenwich Capital Financial Products, Inc.
                   ------------------------------------------
             (Exact name of sponsors as specified in their charters)

    Delaware                     333-136045-02                    22-3442024
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(State or other             (Commission File Number             (IRS Employer
  jurisdiction                 of issuing entity)               Identification
of incorporation                                               No. of depositor)
 of depositor)

            85 Broad Street
            New York, New York                                   10004
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code  (212) 902-1000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On July 10, 2007, GS Mortgage Securities Corporation II (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, and Wells Fargo Bank, N.A., as trustee, of GS Mortgage Securities Trust 2007-GG10, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, having an aggregate initial principal amount of $6,929,391,000, were sold to Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 21, 2007, by and among the Company and the Underwriters.

      On July 10, 2007, the Class X, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates (collectively, the "Private Certificates") were sold to Goldman, Sachs & Co. and Greenwich Capital Markets, Inc., as initial purchasers pursuant to a Certificate Purchase Agreement, dated as of June 21, 2007, by and between the Depositor, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from Goldman Sachs Mortgage Company, Greenwich Capital Financial Products, Inc., Wachovia Bank, National Association and Lehman Brothers Holdings Inc.

       Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of June 21, 2007, by and among GS Mortgage Securities Corporation II, as depositor, Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2007, by and among GS Mortgage Securities Corporation II, as depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer and Wells Fargo Bank, N.A., as trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Greenwich Capital Financial Products, Inc. and GS Mortgage Securities Corporation II, pursuant to which Greenwich Capital Financial Products, Inc. sold certain mortgage loans and its interests in three mortgage loans to the depositor.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Wachovia Bank, National Association and GS Mortgage Securities Corporation II, pursuant to which Wachovia Bank, National Association sold its interest in a mortgage loan to the depositor.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Lehman Brothers Holdings Inc. and GS Mortgage Securities Corporation II, pursuant to which Lehman Brothers Holdings Inc. sold its interests in two mortgage loans to the depositor.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 24, 2007                    GS MORTGAGE SECURITIES
                                         CORPORATION II

                                       By:   /s/ Daniel L. Sparks
                                          ------------------------------
                                          Name:  Daniel L. Sparks
                                          Title: President

                                INDEX TO EXHIBITS

Item 601(a) of                                                  Paper (P) or
Regulation S-K                                                   Electronic
Exhibit No.         Description                                      (E)
-----------         -----------                                  -----------
1                   Underwriting Agreement, dated as of June         (E)
                    21, 2007, by and among GS Mortgage
                    Securities Corporation II, as depositor,
                    Goldman, Sachs & Co., Greenwich Capital
                    Markets, Inc., Bear, Stearns & Co. Inc.,
                    Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated, Morgan Stanley & Co.
                    Incorporated and Wachovia Capital Markets,
                    LLC, as underwriters.

4                   Pooling and Servicing Agreement, dated as        (E)
                    of July 1, 2007, by and among GS Mortgage
                    Securities Corporation II, as depositor,
                    Wachovia Bank, National Association, as
                    master servicer, CWCapital Asset
                    Management LLC, as special servicer and
                    Wells Fargo Bank, N.A., as trustee.

10.1                Mortgage Loan Purchase Agreement, dated as       (E)
                    of July 1, 2007, between Goldman Sachs
                    Mortgage Company and GS Mortgage
                    Securities Corporation II, pursuant to
                    which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

10.2                Mortgage Loan Purchase Agreement, dated as       (E)
                    of July 1, 2007, between Greenwich Capital
                    Financial Products, Inc. and GS Mortgage
                    Securities Corporation II, pursuant to
                    which Greenwich Capital Financial
                    Products, Inc. sold certain mortgage loans and its interests in three mortgage loans to the depositor.

10.3                Mortgage Loan Purchase Agreement, dated as       (E)
                    of July 1, 2007 between Wachovia Bank,
                    National Association and GS Mortgage
                    Securities Corporation II, pursuant to
                    which Wachovia Bank, National Association sold its interest in a mortgage loan to the depositor.

10.4                Mortgage Loan Purchase Agreement, dated as       (E)
                    of July 1, 2007 between Lehman Brothers
                    Holdings Inc. and GS Mortgage Securities
                    Corporation II, pursuant to which Lehman
                    Brothers Holdings Inc. sold its interests in two mortgage loans to the depositor.